UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/15

The following N-CSR relates only to the series of the Registrant listed below, and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.
Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus Global Equity Income Fund

Dreyfus International Bond Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Global Equity Income Fund

ANNUAL REPORT October 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Global Equity Income Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Equity Income Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by James Harries and Nick Clay, Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Global Equity Income Fund’s Class A shares produced a total return of 4.33%, Class C shares returned 3.53%, Class I shares returned 4.52%, and Class Y shares returned 4.68%.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 1.00% for the same period.2

Mildly positive results from global stocks for the reporting period masked heightened volatility amid diverging monetary policies. The fund outperformed its benchmark, mainly due to success in consumer goods, basic materials, and oil-and-gas sectors.

The Fund’s Investment Approach

The fund seeks to generate total return, consisting of capital appreciation and income. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities, aiming to focus on dividend-paying stocks of companies located in emerging as well as developed capital markets, incorporating investments in countries such as the United States, Canada, Australia, Hong Kong, and Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers will always purchase stocks that, at the time of initial purchase, have a yield premium of 25% over that of the FTSE World Index on a 12-month prospective basis.

We combine “top-down” analysis of current economic trends and investment themes with “bottom-up” stock selection based on fundamental research. Within markets and sectors deemed to be favorable, we seek attractively priced stocks of companies that we believe have sustainable, long-term competitive advantages.

Monetary Interventions Drove Global Markets

Monetary interventions helped push stock prices higher at the start of the reporting period when the Bank of Japan intensified its quantitative-easing program and China cut interest rates. In January 2015, a larger-than-expected quantitative easing program from the European Central Bank drove interest rates lower and supported stock prices. Meanwhile, falling oil prices kept inflation low, hurting stocks in oil-exporting emerging markets.

Global equities advanced into April, but they lost value in May when oil prices rebounded. In June, equities came under pressure during contentious negotiations over Greece’s debt crisis. Later, dismal macroeconomic data in China sparked dramatic declines in Chinese stocks, and the subsequent decision to devalue China’s currency triggered devaluations in other emerging markets. This development sent global equities lower, and the emerging markets were especially hard hit.

3

DISCUSSION OF FUND PERFORMANCE (continued)

The reporting period ended with rebounds in developed and emerging equity markets, largely due to reassuring policy statements or actions from various central banks. As a result, the FTSE World Index posted a mildly positive total return for the reporting period overall.

Fund Strategies Boosted Relative Performance

The fund achieved especially favorable relative results in the consumer goods sector, where U.S. tobacco company Reynolds American completed an acquisition and restructuring that allowed it to pay down debt. The United Kingdom’s Imperial Tobacco group also performed well due to positive cash flows, resilient markets, and a reasonable valuation. U.S. food conglomerate Kraft Foods advanced sharply following its merger with Heinz. The fund also fared well through underweighted exposure to oil-and-gas stocks and lack of exposure to oil equipment services companies. Likewise, a void in industrial metals-and-mining stocks was beneficial when commodity prices fell. In the consumer services sector, media holdings RELX and Wolters Kluwer benefited from high free cash-flow yields that enabled them to trade well under challenging economic circumstances. Fast-food retailer McDonald’s was rewarded by investors for its underutilized balance sheet and strong business model.

On the negative side, the fund did not hold online retailer Amazon.com, which does not meet our yield criteria. For the same reason, the fund did not hold technology giant Apple, but the negative impact to performance was more than offset by exposure to Microsoft, which made progress in moving towards cloud-based services. Disappointments during the reporting period included U.K. utility Centrica, which reduced earnings guidance and cut its dividend, and Danish telecommunications company TDC, which faces increased competitive pressures.

During the reporting period, we employed forward contracts to hedge some currency positions.

A Defensive Investment Posture

In light of heavy structural debt burdens, challenging demographic shifts, and other factors, we believe the global economy remains more fragile than most policymakers currently suggest. Consequently, we expect choppy economic growth, low inflation, and heightened stock market volatility to continue. We have prepared the fund for these conditions by retaining its generally defensive investment posture, including an emphasis on dividend-paying businesses with the flexibility to adapt to pricing pressures. Therefore, as of the reporting period’s end, we have maintained overweighted exposure to the consumer goods, utilities, health care, and telecommunications sectors, and underweighted positions in the financials, oil-and-gas, basic materials, and industrials sectors.

November 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

4

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation through March 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 SOURCE: Lipper Inc. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The FTSE World Index is an unmanaged, free-floating, market-capitalization weighted index that is designed to measure the performance of 90% of the world’s investable stocks issued by large and midcap companies in developed and advanced emerging markets. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Equity Income Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the FTSE World Index

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Equity Income Fund on 10/18/07 (inception date) to a $10,000 investment made in the FTSE World Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged, free-float market capitalization-weighted index that is designed to measure the performance of 90% of the world’s investable stocks issued by large and mid-cap companies in developed and advanced emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/15
	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	10/18/07	-1.69%	7.38%	2.88%
without sales charge	10/18/07	4.33%	8.67%	3.64%
Class C shares
with applicable redemption charge†	10/18/07	2.53%	7.84%	2.87%
without redemption	10/18/07	3.53%	7.84%	2.87%
Class I shares	10/18/07	4.52%	8.92%	3.93%
Class Y shares	7/1/13	4.68%	8.12%††	3.32%††
FTSE World Index	10/31/07	1.00%	8.73%	2.56%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 10/31/07 is used as the beginning value on 10/18/07.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Equity Income Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.52	$ 10.28	$ 5.20	$ 4.80
Ending value (after expenses)	$1,004.50	$999.80	$1,004.50	$1,005.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.56	$ 10.36	$ 5.24	$ 4.84
Ending value (after expenses)	$1,018.70	$1,014.92	$1,020.01	$1,020.42

†  Expenses are equal to the fund's annualized expense ratio of 1.29% for Class A, 2.04% for Class C, 1.03% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2015

Common Stocks - 99.2%	Shares		Value ($)
Australia - 1.0%
Dexus Property Group	455,000		2,511,321
Denmark - 1.4%
TDC	666,256		3,492,212
France - 3.1%
Sanofi	72,905		7,363,615
Suez Environnement	32,690		622,252
			7,985,867
Hong Kong - 1.2%
Link REIT	506,500		3,035,497
Italy - 1.0%
Atlantia	93,117		2,580,383
Netherlands - 7.2%
Koninklijke Ahold	131,354		2,675,093
RELX	336,668		5,756,876
Royal Dutch Shell, Cl. A	147,402		3,862,620
Wolters Kluwer	180,671		6,118,194
			18,412,783
New Zealand - .0%
Spark New Zealand	55,964		127,330
Norway - 2.1%
Orkla	614,000		5,220,996
South Korea - .8%
Macquarie Korea Infrastructure Fund	287,950		2,020,613
Sweden - 1.6%
TeliaSonera	776,517		3,974,588
Switzerland - 8.8%
Nestle	36,653		2,803,346
Novartis	73,092		6,644,055
Roche Holding	26,292		7,136,571
Zurich Insurance Group	22,241	[a]	5,879,481
			22,463,453
United Kingdom - 14.5%
BAE Systems	358,081		2,430,521
Centrica	1,375,000		4,792,617
Cobham	701,350		3,000,318
GlaxoSmithKline	340,600		7,377,181
Imperial Tobacco Group	102,818		5,546,035
Royal Mail	405,800		2,785,699

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
United Kingdom - 14.5% (continued)
SSE	263,569		6,155,686
Vodafone Group	1,398,257		4,618,249
			36,706,306
United States - 56.5%
Altria Group	43,300		2,618,351
Annaly Capital Management	249,633	[b]	2,483,848
CA	178,309		4,940,942
Cisco Systems	179,800		5,187,230
Clorox	42,101		5,133,796
CMS Energy	154,000		5,554,780
Emerson Electric	86,541		4,087,332
Eversource Energy	153,064		7,797,080
Johnson & Johnson	51,120		5,164,654
Kraft Heinz	33,930		2,645,522
Las Vegas Sands	54,583		2,702,404
Mattel	186,234		4,577,632
McDonald's	49,899		5,601,163
Merck & Co.	97,800		5,345,748
Microsoft	297,181		15,643,608
Paychex	104,608		5,395,681
Philip Morris International	151,773		13,416,733
Principal Financial Group	50,502		2,533,180
Procter & Gamble	119,000		9,089,220
Reynolds American	268,000		12,949,760
Sysco	209,311		8,634,079
Two Harbors Investment	259,376		2,194,321
Verizon Communications	101,167		4,742,709
Western Union	259,896		5,002,998
			143,442,771
Total Common Stocks (cost $222,122,248)			251,974,120

10

Other Investments - .1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	116,900	[c]	116,900
(cost $116,900)
Total Investments (cost $222,239,148)	99.3%		252,091,020
Cash and Receivables (Net)	.7%		1,880,763
Net Assets	100.0%		253,971,783

REIT—Real Estate Investment Trust

aNon-income producing security.
b Investment in real estate investment trust.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Goods	25.2
Health Care	15.4
Consumer Services	12.4
Technology	10.1
Utilities	9.8
Financial	9.3
Industrials	8.8
Telecommunications	6.7
Oil & Gas	1.5
Money Market Investment	.1
99.3

†Based on net assets.
See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	222,122,248	251,974,120
Affiliated issuers	116,900	116,900
Cash		172,952
Cash denominated in foreign currency	37,066	37,181
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		833,030
Dividends receivable		767,895
Receivable for investment securities sold		545,782
Receivable for shares of Beneficial Interest subscribed		345,460
Prepaid expenses		27,457
		254,820,777
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		283,334
Payable for shares of Beneficial Interest redeemed		360,806
Payable for investment securities purchased		126,193
Interest payable—Note 2		234
Accrued expenses		78,427
		848,994
Net Assets ($)		253,971,783
Composition of Net Assets ($):
Paid-in capital		214,307,945
Accumulated distributions in excess of investment income—net		(162,949)
Accumulated net realized gain (loss) on investments		9,187,916
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		30,638,871
Net Assets ($)		253,971,783

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	78,448,839	46,177,451	102,826,963	26,518,530
Shares Outstanding	6,213,868	3,597,153	8,432,619	2,175,608
Net Asset Value Per Share ($)	12.62	12.84	12.19	12.19

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $510,594 foreign taxes withheld at source):
Unaffiliated issuers	10,093,195
Affiliated issuers	1,444
Total Income	10,094,639
Expenses:
Management fee—Note 3(a)	2,329,446
Shareholder servicing costs—Note 3(c)	549,336
Distribution fees—Note 3(b)	361,413
Custodian fees—Note 3(c)	77,517
Registration fees	64,633
Professional fees	56,869
Prospectus and shareholders’ reports	24,069
Trustees’ fees and expenses—Note 3(d)	17,263
Loan commitment fees—Note 2	2,617
Interest expense—Note 2	2,170
Miscellaneous	30,229
Total Expenses	3,515,562
Less—reduction in fees due to earnings credits—Note 3(c)	(19)
Net Expenses	3,515,543
Investment Income—Net	6,579,096
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	10,244,904
Net realized gain (loss) on forward foreign currency exchange contracts	1,060,244
Net Realized Gain (Loss)	11,305,148
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(6,889,494)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	71,459
Net Unrealized Appreciation (Depreciation)	(6,818,035)
Net Realized and Unrealized Gain (Loss) on Investments	4,487,113
Net Increase in Net Assets Resulting from Operations	11,066,209

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	6,579,096	10,853,458
Net realized gain (loss) on investments	11,305,148	4,624,219
Net unrealized appreciation (depreciation) on investments	(6,818,035)	1,177,935
Net Increase (Decrease) in Net Assets Resulting from Operations	11,066,209	16,655,612
Dividends to Shareholders from ($):
Investment income—net:
Class A	(2,352,985)	(3,796,363)
Class C	(881,346)	(1,381,586)
Class I	(3,277,002)	(4,279,832)
Class Y	(810,940)	(1,106,274)
Net realized gain on investments:
Class A	(903,571)	-
Class C	(468,317)	-
Class I	(1,138,294)	-
Class Y	(277,067)	-
Total Dividends	(10,109,522)	(10,564,055)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	16,286,954	28,835,993
Class C	6,570,648	11,199,951
Class I	24,852,459	81,334,072
Class Y	-	84,489
Dividends reinvested:
Class A	2,876,534	3,364,545
Class C	739,153	676,967
Class I	3,087,149	2,926,826
Class Y	1,086,867	1,105,845
Cost of shares redeemed:
Class A	(37,872,354)	(51,987,456)
Class C	(12,771,425)	(13,166,168)
Class I	(46,881,653)	(74,989,349)
Class Y	(3,046,490)	(8,035,879)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(45,072,158)	(18,650,164)
Total Increase (Decrease) in Net Assets	(44,115,471)	(12,558,607)
Net Assets ($):
Beginning of Period	298,087,254	310,645,861
End of Period	253,971,783	298,087,254
Distributions in excess of investment income—net	(162,949)	(103,541)

14

	Year Ended October 31,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	1,301,389	2,290,211
Shares issued for dividends reinvested	238,746	264,800
Shares redeemed	(3,060,946)	(4,098,591)
Net Increase (Decrease) in Shares Outstanding	(1,520,811)	(1,543,580)
Class C
Shares sold	516,185	878,643
Shares issued for dividends reinvested	60,326	52,300
Shares redeemed	(1,008,228)	(1,022,959)
Net Increase (Decrease) in Shares Outstanding	(431,717)	(92,016)
Class Ia
Shares sold	2,073,684	6,648,699
Shares issued for dividends reinvested	265,262	238,519
Shares redeemed	(3,875,835)	(6,160,513)
Net Increase (Decrease) in Shares Outstanding	(1,536,889)	726,705
Class Ya
Shares sold	-	6,690
Shares issued for dividends reinvested	93,422	90,206
Shares redeemed	(255,934)	(665,199)
Net Increase (Decrease) in Shares Outstanding	(162,512)	(568,303)
[a] During the period ended October 31, 2014, 6,684 Class I shares representing $84,489 were exchanged for 6,690 Class Y shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.56	12.31	10.99	10.17	9.97
Investment Operations:
Investment income—net[a]	.30	.44	.33	.28	.35
Net realized and unrealized gain (loss) on investments	.21	.24	1.42	.99	.13
Total from Investment Operations	.51	.68	1.75	1.27	.48
Distributions:
Dividends from investment income—net	(.33)	(.43)	(.37)	(.45)	(.28)
Dividends from net realized gain on investments	(.12)	-	(.06)	-	-
Total Distributions	(.45)	(.43)	(.43)	(.45)	(.28)
Net asset value, end of period	12.62	12.56	12.31	10.99	10.17
Total Return (%)[b]	4.33	5.48	16.22	12.98	4.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.30	1.34	1.55	2.14
Ratio of net expenses to average net assets	1.28	1.30	1.34	1.50	1.50
Ratio of net investment income to average net assets	2.42	3.49	2.83	2.76	3.35
Portfolio Turnover Rate	30.89	33.28	25.57	21.89	54.88
Net Assets, end of period ($ x 1,000)	78,449	97,153	114,247	51,003	5,710

aBased on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

16

	Year Ended October 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.76	12.50	11.13	10.22	10.02
Investment Operations:
Investment income—net[a]	.21	.35	.25	.22	.30
Net realized and unrealized gain (loss) on investments	.22	.24	1.44	.98	.10
Total from Investment Operations	.43	.59	1.69	1.20	.40
Distributions:
Dividends from investment income—net	(.23)	(.33)	(.26)	(.29)	(.20)
Dividends from net realized gain on investments	(.12)	-	(.06)	-	-
Total Distributions	(.35)	(.33)	(.32)	(.29)	(.20)
Net asset value, end of period	12.84	12.76	12.50	11.13	10.22
Total Return (%)[b]	3.53	4.71	15.31	12.19	4.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.03	2.04	2.07	2.29	2.86
Ratio of net expenses to average net assets	2.03	2.04	2.07	2.25	2.25
Ratio of net investment income to average net assets	1.64	2.71	2.10	2.14	2.83
Portfolio Turnover Rate	30.89	33.28	25.57	21.89	54.88
Net Assets, end of period ($ x 1,000)	46,177	51,409	51,523	20,591	2,658

aBased on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.15	11.93	10.66	9.91	9.74
Investment Operations:
Investment income—net[a]	.32	.45	.36	.35	.37
Net realized and unrealized gain (loss) on investments	.20	.23	1.37	.90	.12
Total from Investment Operations	.52	.68	1.73	1.25	.49
Distributions:
Dividends from investment income—net	(.36)	(.46)	(.40)	(.50)	(.32)
Dividends from net realized gain on investments	(.12)	-	(.06)	-	-
Total Distributions	(.48)	(.46)	(.46)	(.50)	(.32)
Net asset value, end of period	12.19	12.15	11.93	10.66	9.91
Total Return (%)	4.52	5.71	16.63	13.16	5.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.04	1.06	1.28	1.86
Ratio of net expenses to average net assets	1.03	1.04	1.06	1.25	1.25
Ratio of net investment income to average net assets	2.65	3.66	3.13	3.47	3.68
Portfolio Turnover Rate	30.89	33.28	25.57	21.89	54.88
Net Assets, end of period ($ x 1,000)	102,827	121,131	110,233	70,715	8,202

aBased on average shares outstanding.
See notes to financial statements.

18

	Year Ended October 31,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	12.14	11.92	11.06
Investment Operations:
Investment income—net[b]	.33	.46	.06
Net realized and unrealized gain (loss) on investments	.21	.23	.89
Total from Investment Operations	.54	.69	.95
Distributions:
Dividends from investment income—net	(.37)	(.47)	(.09)
Dividends from net realized gain on investments	(.12)	-	-
Total Distributions	(.49)	(.47)	(.09)
Net asset value, end of period	12.19	12.14	11.92
Total Return (%)	4.68	5.78	8.62[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.96	1.08[d]
Ratio of net expenses to average net assets	.95	.96	1.08[d]
Ratio of net investment income to average net assets	2.71	3.80	2.26[d]
Portfolio Turnover Rate	30.89	33.28	25.57
Net Assets, end of period ($ x 1,000)	26,519	28,394	34,643

aFrom July 1, 2013, (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

20

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

22

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	143,442,771	-	-	143,442,771
Equity Securities - Foreign Common Stocks†	108,531,349	-	-	108,531,349
Mutual Funds	116,900	-	-	116,900
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	833,030	-	833,030

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation at period end.
At October 31, 2014, $159,660,586 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually

23

NOTES TO FINANCIAL STATEMENTS (continued)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	1,404,031	63,272,172	64,559,303	116,900.1

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

24

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $960,811, undistributed capital gains $10,782,534 and unrealized appreciation $27,920,493.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $7,322,273 and $10,564,055, and long-term capital gains $2,787,249 and $0, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $683,769 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on

25

NOTES TO FINANCIAL STATEMENTS (continued)

rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2015, was approximately $195,300 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, from November 1, 2014 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .95% of the value of the respective class’ average daily net assets. During the period ended October 31, 2015, there was no reduction in expenses.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .41% of the value of the fund’s average daily net assets.

During the period ended October 31, 2015, the Distributor retained $16,650 from commissions earned on sales of the fund's Class A shares and $7,426 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2015, Class C shares were charged $361,413 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines

26

the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $222,759 and $120,471, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $8,209 for transfer agency services and $344 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $19.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2015, the fund was charged $77,517 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $11,159 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $181,708, Distribution Plan fees $28,991, Shareholder Services Plan fees $26,125, custodian fees $42,126, Chief Compliance Officer fees $882 and transfer agency fees $3,502.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2015, amounted to $83,693,697 and $129,634,347, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

28

counterparty. The following summarizes open forward contracts at October 31, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation ($)
Purchases:
Barclays Bank
Japanese Yen,
Expiring
11/13/2015	2,206,843,028	17,494,816 GBP†	18,290,465	795,649
JP Morgan Chase Bank
New Zealand Dollar,
Expiring
11/3/2015	42,536	28,478	28,803	325
Royal Bank of Scotland
Japanese Yen,
Expiring
11/13/2015	98,938,000	783,552 GBP†	820,005	36,453
New Zealand Dollar,
Expiring
11/4/2015	79,006	53,372	53,499	127
UBS
New Zealand Dollar,
Expiring
11/2/2015	64,816	43,552	43,890	338
Sales:		Proceeds ($)
Barclays Bank
Euro,
Expiring
11/2/2015	139,616	153,666	153,528	138
Gross Unrealized Appreciation				833,030

† Cost denominated in British Pounds of 11,349,488 and 508,317, with USD equivalent $17,494,816 and $783,552, respectively.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

29

NOTES TO FINANCIAL STATEMENTS (continued)

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	833,030	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	833,030	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	833,030	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	795,787		-	-	795,787
JP Morgan Chase Bank	325		-	-	325
Royal Bank of Scotland	36,580		-	-	36,580
UBS	338		-	-	338
Total	833,030		-	-	833,030

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Forward contracts	34,087,502

At October 31, 2015, the cost of investments for federal income tax purposes was $224,124,634; accordingly, accumulated net unrealized appreciation on investments was $27,966,386, consisting of $42,814,405 gross unrealized appreciation and $14,848,019 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Equity Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Equity Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $5,634,684 as income sourced from foreign countries for the fiscal year ended October 31, 2015 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $483,146 as taxes paid from foreign countries for the fiscal year ended October 31, 2015 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016. Also, the fund designates the maximum amount allowable, but not less than $7,322,273 as ordinary income dividends paid during the fiscal year ended October 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1185 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

35

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

36

NOTES

37

For More Information

Dreyfus Global Equity Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Capital
Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6175AR1015

Dreyfus International Bond Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus International Bond Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Bond Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by David Leduc, CFA, and Brendan Murphy, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus International Bond Fund’s Class A shares produced a total return of -4.45%, Class C shares returned -5.09%, Class I shares returned -4.07%, and Class Y shares returned -3.98%.1 In comparison, the fund’s benchmark, the Barclays Global Aggregate ex-U.S. (Unhedged) Bond Index (the “Index”), produced a total return of -6.74% for the same period.2

Although international bonds fared relatively well in local currency terms over the reporting period, a strengthening U.S. dollar produced losses for U.S. residents. The fund’s currency hedging strategy and favorable security selections in Europe enabled it to outperform the benchmark.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets in fixed-income securities, and at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain investment-grade average credit quality. We focus on identifying undervalued government bond markets, currencies, sectors, and securities. We look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics, or innovative features. We use fundamental economic research and quantitative analysis to allocate assets among countries and currencies. We then focus on sectors and individual securities that appear to be relatively undervalued.

Strong U.S. Dollar Undermined Local Bond Market Results

Bond prices generally climbed early in the reporting period when major central banks adopted more accommodative policies to stimulate their sluggish economies. European markets rallied after the European Central Bank announced a larger-than-expected quantitative easing program in January 2015, while Japanese securities benefited from the intensification of an ongoing bond buying program. China reduced short-term interest rates and relaxed certain market regulations.

The rally in international bond prices was interrupted in the spring, when yields moved higher after U.S. economic growth accelerated and investors anticipated higher short-term interest rates from the Federal Reserve Board. However, volatility soon returned to global bond markets when debt relief negotiations with Greece became contentious, raising the possibility that Greece might leave the European Union, but bonds later resumed their rally in anticipation of additional easing measures from European monetary authorities. Meanwhile, in China, slowing economic growth sparked a sharp decline in global commodity and energy prices, and Chinese authorities devalued the nation’s currency in an attempt to boost exports.

DISCUSSION OF FUND PERFORMANCE (continued)

In spite of heightened market volatility, international bonds generally produced positive absolute returns in local currency terms for the reporting period overall. These gains were erased for U.S. investors, however, when the U.S. dollar appreciated against most currencies. As a result, international bonds lost a degree of value in U.S. dollar terms.

Fund Strategies Cushioned Market Declines

The fund’s currency hedging strategies helped mitigate the impact of the strengthening U.S. dollar. Using currency forward contracts, we maintained a long position in the U.S. dollar and short positions in the Australian dollar, New Zealand dollar, Canadian dollar, and Japanese yen. This strategy accounted for a significant portion of the fund’s relative outperformance over the reporting period. In addition, the fund’s relative results benefited from our security selection strategy in Europe, where overweighted exposure to sovereign bonds in Portugal, Italy, Ireland, and Lithuania fared well. Underweighted exposure to bonds denominated in the Korean yuan and Malaysian ringgit also aided relative performance.

Our interest rate strategies proved relatively productive, as a focus on longer maturities helped the fund benefit more fully from narrowing yield differences along the market’s maturity spectrum. We employed interest rate futures contracts and interest rate swaps to establish this position.

Less effective strategies during the reporting period included an overweighted position in bonds denominated in the Mexican peso. In addition, the fund’s holdings of corporate bonds from the energy and basic materials sectors lagged market averages in an environment of weak commodity prices.

A Generally Constructive Investment Posture

We currently expect the global economy to grow modestly with low levels of inflation. Yet, conditions in individual markets have diverged, with each presenting its own set of challenges and opportunities. The implementation of higher U.S. short-term interest rates, perhaps as soon as December, could provide greater clarity for investors and reduce domestic market volatility. Additional monetary easing measures in Europe and Japan may support their bond markets. On the other hand, we expect sluggish economic conditions in the emerging markets to keep commodity prices low and market volatility elevated. In our view, the fund is well positioned for this environment through a highly selective approach to its country allocation, security selection, and interest rate strategies.

November 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other instruments.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dreyfus has contractually agreed, until March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.69%.

2 SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Global Aggregate ex-U.S. (Unhedged) Bond Index provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Barclays Global Aggregate Ex-U.S. Index (unhedged)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus International Bond Fund on 12/30/05 (inception date) to a $10,000 investment made in the Barclays Global Aggregate Ex-U.S. Index (unhedged) (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests 80% of its assets primarily in fixed-income securities. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is designed to measure the performance of global investment-grade, fixed-rate debt markets, excluding the United States, hedged into U.S. dollars. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

.

Average Annual Total Returns as of 10/31/15
	Inception	1 Year	5 Years		From Inception
	Date
Class A shares
with maximum sales charge (4.5%)	12/30/05	-8.75%	-0.22%		5.46%
without sales charge	12/30/05	-4.45%	0.71%		5.96%
Class C shares
with applicable redemption charge †	12/30/05	-6.00%	0.00%		5.19%
without redemption	12/30/05	-5.09%	0.00%		5.19%
Class I shares	12/30/05	-4.07%	1.01%		6.26%
Class Y shares	7/1/13	-3.98%	1.04%	††	6.14%	††
Barclay Global Aggregate
Ex-U.S. Index (unhedged)	12/30/05	-6.74%	-1.15%		3.32%	†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 12/31/05 is used as the beginning value on 12/30/05.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Bond Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.73	$8.72	$3.66	$3.31
Ending value (after expenses)	$958.50	$955.40	$960.30	$960.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.90	$9.00	$3.77	$3.41
Ending value (after expenses)	$1,019.36	$1,016.28	$1,021.48	$1,021.83

† Expenses are equal to the fund’s annualized expense ratio of 1.16% for Class A, 1.77% for Class C, .74% for Class I and .67% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2015

Bonds and Notes - 95.3%		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bermuda - .4%
Digicel, Sr. Unscd. Notes		6.00	4/15/21	5,500,000	[b]	4,977,500
Brazil - .8%
Brazilian Government, Sr. Unscd. Bonds		5.00	1/27/45	12,100,000		9,135,500
Canada - 1.9%
Canadian Government, Treasury Bonds	CAD	3.50	12/1/45	9,655,000		9,277,690
CIT Canada Equipment Receivables Trust, Ser. 2012-1A, Cl. A2	CAD	2.11	12/20/16	300,334	[b]	229,966
CNH Capital Canada Receivables Trust, Ser. 2014-1A, Cl. A2	CAD	1.80	10/15/20	12,135,957	[b]	9,307,916
VRX Escrow, Sr. Unscd. Notes	EUR	4.50	5/15/23	3,050,000	[b]	2,736,977
					21,552,549
Chile - .4%
Corp Nacional del Cobre de Chile , Sr. Unscd. Notes		4.50	9/16/25	4,125,000	[b,c]	4,102,807
Croatia - .4%
Croatian Government, Sr. Unscd. Notes	EUR	3.00	3/11/25	4,725,000		4,751,863
France - .6%
Electricite de France, Jr. Sub. Notes	EUR	5.38	1/29/49	3,100,000	[d]	3,597,221
Veolia Environnement, Jr. Sub. Notes	EUR	4.45	1/29/49	3,100,000	[d]	3,538,046
					7,135,267
Germany - 10.1%
Allianz, Sub. Notes	EUR	5.63	10/17/42	7,200,000	[d]	9,319,803
German Government, Bonds	EUR	2.25	9/4/20	11,670,000		14,303,726
German Government, Bonds	EUR	0.50	2/15/25	57,750,000		63,716,086
German Government, Bonds	EUR	2.50	8/15/46	18,615,000		26,918,938
					114,258,553
Ghana - .5%
Ghanaian Government, Sr. Unscd. Bonds		8.50	10/4/17	6,000,000		6,067,920
Hungary - .2%
Hungarian Development Bank, Govt. Gtd. Notes		6.25	10/21/20	2,100,000	[b]	2,349,585
Iceland - .2%
Icelandic Government, Unscd. Notes		4.88	6/16/16	2,394,000		2,459,835
Indonesia - 1.0%
Indonesian Government, Sr. Unscd. Notes		6.75	1/15/44	10,000,000	[c]	11,341,880

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 95.3% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Ireland - 1.2%
Irish Government, Bonds	EUR	2.40	5/15/30	9,670,000	[c]	11,719,258
Irish Government, Bonds	EUR	2.00	2/18/45	1,610,000		1,730,505
					13,449,763
Italy - 13.8%
Enel, Sr. Unscd. Bonds	EUR	4.88	2/20/18	6,285,000		7,607,346
Enel, Sub. Bonds		8.75	9/24/73	3,800,000	[b,d]	4,389,000
Intesa Sanpaolo, Sr. Unscd. Notes	EUR	3.00	1/28/19	3,565,000		4,192,797
Italian Government, Bonds	EUR	2.00	12/1/25	15,700,000		17,956,299
Italian Government, Sr. Unscd. Notes	EUR	2.35	9/15/24	34,425,000	[b,e]	44,211,321
Italian Government, Treasury Bonds	EUR	3.50	6/1/18	23,435,000		28,014,125
Italian Government, Treasury Bonds	EUR	1.50	8/1/19	26,435,000		30,323,623
Italian Government, Treasury Bonds	EUR	4.75	9/1/44	9,590,000	[b]	15,255,975
Telecom Italia, Sr. Unscd. Notes	GBP	6.38	6/24/19	2,950,000		4,964,243
					156,914,729
Japan - 10.7%
Japanese Government, Sr. Unscd. Bonds	JPY	0.10	3/10/25	2,077,600,000	[e]	18,327,451
Japanese Government, Sr. Unscd. Bonds, Ser. 19	JPY	0.10	9/10/24	3,794,900,000	[e]	33,393,359
Japanese Government, Sr. Unscd. Bonds, Ser. 44	JPY	1.70	9/20/44	7,751,000,000		69,879,373
					121,600,183
Luxembourg - .3%
Altice, Gtd. Notes		7.75	5/15/22	3,075,000	[b]	2,967,375
Arcelormittal, Sr. Unscd. Bonds		6.13	6/1/25	730,000		631,216
					3,598,591
Mexico - 3.8%
Banco Nacional de Comercio Exterior SNC, Sr. Unscd. Notes		4.38	10/14/25	5,100,000	[b]	5,138,250
Mexican Government, Bonds, Ser. M	MXN	4.75	6/14/18	620,250,000		37,888,091
					43,026,341
Morocco - 3.0%
Moroccan Government, Sr. Unscd. Bonds	EUR	3.50	6/19/24	19,025,000		21,313,113
Moroccan Government, Sr. Unscd. Notes	EUR	4.50	10/5/20	10,150,000		12,141,426
					33,454,539
Netherlands - 2.8%
ABN Amro Bank, Sr. Unscd. Notes		4.75	7/28/25	8,675,000	[b]	8,752,173

Bonds and Notes - 95.3% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Netherlands - 2.8% (continued)
Deutsche Annington Finance, Gtd. Notes	EUR	3.63	10/8/21	1,575,000		1,935,840
ING Groep, Jr. Sub. Notes		6.50	12/29/49	3,155,000	[c,d]	3,099,787
Rabobank Nederland, Sub. Bonds	EUR	2.50	5/26/26	9,066,000	[d]	10,053,153
Volkswagen International Finance, Gtd. Bonds	EUR	3.75	3/29/49	4,500,000	[d]	4,586,479
Volkswagen International Finance, Notes		2.38	3/22/17	3,050,000	[b]	3,033,951
					31,461,383
Norway - .2%
Norwegian Government, Bonds, Ser. 474	NOK	3.75	5/25/21	17,145,000	[b]	2,305,270
Peru - .2%
Peruvian Government, Sr. Unscd. Bonds		2.75	1/30/26	1,700,000		1,868,396
Poland - .9%
Polish Government, Sr. Unscd. Notes	EUR	1.50	9/9/25	9,300,000		10,413,386
Serbia - .2%
Serbian Government, Sr. Unscd. Notes		7.25	9/28/21	1,500,000		1,719,975
Singapore - 2.0%
ABJA Investment, Gtd. Bonds		5.95	7/31/24	5,325,000	[c]	4,981,324
Singapore Government, Sr. Unscd. Bonds	SGD	3.00	9/1/24	24,000,000		17,979,870
					22,961,194
Slovenia - .3%
Slovenian Government, Sr. Unscd. Notes		5.25	2/18/24	2,525,000		2,834,313
Spain - 3.0%
BBVA Subordinated Capital, Gtd. Notes	EUR	3.50	4/11/24	2,300,000	[d]	2,631,550
Santander Issuances, Gtd. Notes	EUR	2.50	3/18/25	2,800,000		2,937,897
Spanish Government, Bonds	EUR	5.75	7/30/32	6,360,000		10,332,954
Spanish Government, Unscd. Notes	EUR	1.60	4/30/25	13,650,000	[b]	15,014,955
Telefonica Emisiones, Gtd. Notes	EUR	3.96	3/26/21	2,600,000		3,232,537
					34,149,893
Sri Lanka - .3%
Sri Lankan Government, Sr. Unscd. Bonds		6.85	11/3/25	3,500,000	[b]	3,465,000
Supranational - 1.3%
Asian Development Bank, Sr. Unscd. Notes	CNY	2.85	10/21/20	29,000,000		4,453,147
European Investment Bank, Sr. Unscd. Bonds	JPY	1.40	6/20/17	36,300,000		309,033

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 95.3% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Supranational - 1.3% (continued)
International Bank for Reconstruction & Development, Sr. Unscd. Notes	AUD	3.50	1/24/18	14,300,000		10,491,476
					15,253,656
Sweden - 1.2%
Swedish Government, Bonds, Ser. 1047	SEK	5.00	12/1/20	92,625,000		13,588,892
Turkey - 1.1%
Turkish Government, Bonds	TRY	9.00	7/24/24	36,150,000		11,897,484
United Kingdom - 10.8%
Abbey National Treasury Service, Gtd. Notes	EUR	1.13	3/10/25	6,000,000		6,282,925
Bank of Scotland, Sub. Bonds	GBP	9.38	5/15/21	3,580,000		6,978,837
Diageo Finance, Gtd. Notes	EUR	2.38	5/20/26	3,050,000		3,562,619
International Game Technology, Sr. Scd. Notes	EUR	4.13	2/15/20	2,205,000	[b]	2,447,497
International Game Technology, Sr. Scd. Notes	EUR	4.75	2/15/23	3,565,000	[b]	3,787,592
Lloyds Bank, Sr. Unscd. Notes	GBP	2.75	12/9/18	5,325,000		8,353,949
Lloyds Bank, Sub. Notes	EUR	6.50	3/24/20	3,050,000		4,062,207
Royal Bank of Scotland Group, Jr. Sub. Bonds		7.50	12/29/49	2,100,000	[d]	2,178,750
Royal Bank of Scotland Group, Jr. Sub. Bonds		8.00	12/29/49	2,075,000	[d]	2,173,563
Royal Bank of Scotland Group, Sub. Notes		6.00	12/19/23	4,265,000		4,637,659
United Kingdom Gilt, Bonds	GBP	2.00	9/7/25	29,350,000		45,597,289
United Kingdom Gilt, Unscd. Bonds	GBP	3.25	1/22/44	13,685,000		23,749,534
Virgin Media Secured Finance, Sr. Scd. Notes	GBP	6.00	4/15/21	5,422,500	[b]	8,866,274
					122,678,695
United States - 21.7%
AES, Sr. Unscd. Notes		7.38	7/1/21	4,700,000		5,029,000
Alcatel-Lucent USA, Sr. Unscd. Notes		6.45	3/15/29	4,500,000		4,770,000
Ally Financial, Gtd. Notes		3.50	1/27/19	5,090,000		5,134,537
American International Group, Jr. Sub. Debs.	GBP	5.75	3/15/67	3,450,000	[d]	5,462,092
Bear Stearns ALT-A Trust, Ser. 2004-2, Cl. 2A1		2.62	3/25/34	1,994,377	[d]	1,986,609
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PWR10, Cl. AJ		5.63	12/11/40	2,150,000	[d]	2,119,345
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR17, Cl. AJ		6.08	6/11/50	5,125,000	[d]	5,256,688

Bonds and Notes - 95.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 21.7% (continued)
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR18, Cl. AJ	6.38	6/11/50	3,300,000	[d]	3,342,014
Calpine, Sr. Unscd. Notes	5.38	1/15/23	7,310,000		7,026,737
Celgene, Sr. Unscsd. Notes	5.00	8/15/45	6,175,000		6,220,615
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	3,535,000		3,603,077
Citigroup Commercial Mortgage Trust, Ser. 2013-375P, Cl. E	3.63	5/10/35	4,670,000	[b,d]	4,281,596
Citigroup Commercial Mortgage Trust, Ser. 2013-375X, Cl. E	3.63	5/10/35	4,595,000	[d]	4,212,833
Clear Channel Worldwide Holdings, Gtd. Notes, Ser. B	7.63	3/15/20	2,850,000		2,967,562
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. C	5.34	10/10/46	3,100,000	[b,d]	3,278,999
Commercial Mortgage Trust, Ser. 2013-CR6, Cl. C	3.78	3/10/46	1,700,000	[b,d]	1,666,542
Commercial Mortgage Trust, Ser. 2015-3BPX Cl. D	3.24	2/10/35	4,275,000		3,950,614
Continental Resources, Gtd. Notes	5.00	9/15/22	3,190,000		2,871,000
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Cl. 4A1	5.50	9/25/34	3,708,678		3,868,228
Credit Suisse Mortgage Trust, Ser. 2014-USA, Cl. E	4.37	9/15/37	9,470,000	[b]	8,695,691
Dynegy, Gtd. Notes	7.38	11/1/22	3,725,000	[c]	3,752,937
Extended Stay America Trust, Ser. 2013-ESH7, Cl. D7	4.17	12/5/31	3,117,000	[b,d]	3,147,529
Freeport-McMoRan, Gtd. Notes	3.88	3/15/23	3,725,000		2,931,575
Freeport-McMoRan, Gtd. Notes	5.45	3/15/43	2,535,000		1,822,031
Frontier Communications, Sr. Unscd. Notes	8.50	4/15/20	2,435,000		2,514,138
Frontier Communications, Sr. Unscd. Notes	8.88	9/15/20	750,000	[b]	780,465
Frontier Communications, Sr. Unscd. Notes	9.25	7/1/21	900,000	[c]	918,000
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. EFX	3.49	12/15/19	6,160,000	[b,d]	5,805,534
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. FFX	3.49	12/15/19	2,770,000	[b,d]	2,572,395
General Electric Capital, Gtd. Cap. Secs., Ser. A	7.13	12/29/49	3,000,000	[d]	3,528,750
General Motors, Sr. Unscd. Notes	5.20	4/1/45	6,600,000		6,558,638
Genesis Energy, Gtd. Notes	6.75	8/1/22	2,405,000		2,356,900
Glencore Funding, Gtd. Notes	4.00	4/16/25	3,855,000	[b,c]	2,993,188
Hilton USA Trust, Ser. 2013-HLT, Cl. DFX	4.41	11/5/30	3,515,000	[b]	3,533,161

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 95.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 21.7% (continued)
HP Enterprise, Gtd. Notes	6.35	10/15/45	5,950,000	[b]	5,782,751
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-CB17, Cl. AM	5.46	12/12/43	6,360,000		6,442,064
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-LDP9, Cl. AM	5.37	5/15/47	8,095,000		8,287,321
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-LDPX, Cl. AM	5.46	1/15/49	6,615,000	[d]	6,788,542
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS	1.11	11/25/36	2,697,341	[d]	2,526,860
Long Beach Mortgage Loan Trust, Ser. 2004-1, Cl. M2	1.02	2/25/34	725,442	[d]	696,257
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Cl. AJ	5.86	5/12/39	6,735,000	[d]	6,772,758
ML-CFC Commercial Mortgage Trust, Ser. 2006-4, Cl. AJ	5.24	12/12/49	4,550,000		4,540,406
ML-CFC Commercial Mortgage Trust, Ser. 2007-9, Cl. AJ	6.19	9/12/49	5,375,000	[d]	5,397,790
Morgan Stanley Capital I Trust, Ser. 2007-IQ14, Cl. AM	5.87	4/15/49	4,460,000	[d]	4,603,759
Morgan Stanley Mortgage Loan Trust, Ser. 2005-1, Cl. 4A1	0.50	3/25/35	1,054,670	[d]	964,069
Newfield Exploration, Sr. Unscd. Notes	5.38	1/1/26	1,775,000		1,695,125
NRG Energy, Gtd. Notes	6.25	7/15/22	2,000,000		1,850,000
NRG Energy, Gtd. Notes	6.25	5/1/24	3,200,000		2,880,000
Popular ABS Mortgage Pass-Through Trust, Ser. 2006-D, Cl. A2	0.36	11/25/46	1,165,302	[d]	1,130,494
Scientific Games International, Gtd. Notes	10.00	12/1/22	3,085,000		2,745,650
Sinclair Television Group, Gtd. Notes	5.63	8/1/24	4,995,000	[b]	4,913,831
Southwestern Energy, Sr. Unscd. Notes	4.95	1/23/25	8,250,000	[c]	7,210,195
Structured Asset Securities Corp. Mortgage Pass-through Certificates, Ser. 2004-11XS, Cl. 1A5A	6.25	6/25/34	4,285,000	[d]	4,393,018
Sunoco Logistics Partner, Gtd. Notes	5.35	5/15/45	3,755,000		3,011,589
Tenet Healthcare, Sr. Unscd. Notes	6.75	6/15/23	1,830,000	[c]	1,825,425
T-Mobile USA, Gtd. Notes	6.00	3/1/23	3,825,000	[c]	3,822,609
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C5, Cl. C	4.23	3/10/46	1,700,000	[b,d]	1,704,158
Volkswagen Group of America, Gtd. Notes	1.25	5/23/17	2,470,000	[b]	2,406,993
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C29, Cl. AJ	5.37	11/15/48	4,940,000	[d]	4,906,522

Bonds and Notes - 95.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 21.7% (continued)
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Cl. AJ	5.90	6/15/49	5,205,000	[d]	5,316,113
West, Gtd. Notes	5.38	7/15/22	4,980,000	[b]	4,762,125
WFRBS Commercial Mortgage Trust, Ser. 2013-C11, Cl. C	4.26	3/15/45	1,855,000	[d]	1,868,507
ZFS Finance (USA) Trust V, Jr. Sub. Cap. Secs.	6.50	5/9/67	7,785,000	[b,d]	7,979,625
				246,183,576
Total Bonds and Notes (cost $1,128,513,497)			1,080,958,518
Short-Term Investments - 2.1%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)

U.S. Treasury Bills	0.05	3/31/16	2,770,000	[f]	2,769,418
U.S. Treasury Bills	0.15	2/11/16	21,640,000	[f]	21,635,607
Total Short-Term Investments (cost $24,400,321)			24,405,025
Other Investment - 2.1%			Shares		Value ($)
Registered Investment Company
Dreyfus Institutional Preferred Plus Money Market Fund (cost $23,368,331)			23,368,331	[g]	23,368,331
Investment of Cash Collateral for Securities Loaned - 3.1%			Shares		Value ($)
Registered Investment Company - 3.1%
Dreyfus Institutional Cash Advantage Fund (cost $34,870,217)			34,870,217	[g]	34,870,217
Total Investments (cost $1,211,152,366)			102.6%	1,163,602,091
Liabilities, Less Cash and Receivables			(2.6%)	(29,044,884)
Net Assets			100.0%	1,134,557,207

a  Principal amount stated in U.S. dollars unless otherwise noted.

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

SGD—Singapore Dollar

SEK—Swedish Krona

TRY—Turkish Lira

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities were valued at $207,643,967, or 18.3% of net assets.
c Security, or portion thereof, on loan. At October 31, 2015, the value of the fund’s securities on loan was $36,846,311 and the value of the collateral held by the fund was $38,662,684, consisting of cash collateral of $34,870,217 and U.S. Government & Agency securities valued at $3,792,467.

STATEMENT OF INVESTMENTS (continued)

d Variable rate security--interest rate subject to periodic change.

e Principal amount for accrual purposes is periodically adjusted based on changes in the foreign Consumer Price Index.

f Held by or on behalf of a counterparty for open financial futures contracts.

g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Non-U.S. Government	60.1
Corporate-Investment Grade	13.4
Securitized	11.8
Corporate-High Yield	10.1
Cash & Equivalents	5.1
U.S. Government	2.1
102.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

October 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) at 10/31/2015 ($)

Financial Futures Long
Australian 10 Year Bond	1,269	117,062,288	December 2015	136,032
Canadian 10 Year Bond	229	24,605,766	December 2015	(449,156)
Long Gilt	194	35,215,360	December 2015	8,688
U.S. Treasury 10 Year Notes	61	7,788,938	December 2015	(37,256)
Financial Futures Short
U.S. Treasury 5 Year Notes	900	(107,796,094)	December 2015	(17,675)
U.S. Treasury Ultra Long Bond	263	(42,014,250)	December 2015	38,319
Gross Unrealized Appreciation				183,039
Gross Unrealized Depreciation				(504,087)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $36,846,311)—Note 1(c):
Unaffiliated issuers	1,152,913,818	1,105,363,543
Affiliated issuers	58,238,548	58,238,548
Cash		236,755
Cash denominated in foreign currency	4,704,665	4,682,623
Receivable for investment securities sold		35,154,449
Dividends, interest and securities lending income receivable		9,892,112
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		5,804,743
Cash collateral—Note 4		1,984,737
Receivable for futures variation margin—Note 4		521,987
Receivable for shares of Beneficial Interest subscribed		338,162
Prepaid expenses		35,849
		1,222,253,508
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		888,486
Payable for investment securities purchased		39,655,851
Liability for securities on loan—Note 1(c)		34,870,217
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		6,494,349
Payable for shares of Beneficial Interest redeemed		2,109,579
Unrealized depreciation on swap agreements—Note 4		2,034,003
Swap premium received—Note 4		1,180,910
Payable for swap variation margin—Note 4		155,236
Accrued expenses		307,670
		87,696,301
Net Assets ($)		1,134,557,207
Composition of Net Assets ($):
Paid-in capital		1,255,460,094
Accumulated undistributed investment income—net		37,949,175
Accumulated net realized gain (loss) on investments		(99,151,952)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($321,048) net unrealized (depreciation) on financial futures and ($8,120,289) net unrealized (depreciation) on centrally cleared swap transactions]		(59,700,110)
Net Assets ($)		1,134,557,207

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	215,336,596	69,608,805	818,321,663	31,290,143
Shares Outstanding	14,002,899	4,625,606	52,871,051	2,021,826
Net Asset Value Per Share ($)	15.38	15.05	15.48	15.48

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Interest	45,822,115
Dividends from affiliated issuers	19,920
Income from securities lending—Note 1(c)	45,625
Total Income	45,887,660
Expenses:
Management fee—Note 3(a)	9,010,564
Shareholder servicing costs—Note 3(c)	2,568,349
Distribution fees—Note 3(b)	643,414
Custodian fees—Note 3(c)	336,809
Prospectus and shareholders’ reports	131,980
Professional fees	82,841
Trustees’ fees and expenses—Note 3(d)	80,007
Registration fees	78,790
Loan commitment fees—Note 2	16,041
Miscellaneous	83,558
Total Expenses	13,032,353
Less—reduction in fees due to earnings credits—Note 3(c)	(1,488)
Net Expenses	13,030,865
Investment Income—Net	32,856,795
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(116,562,930)
Net realized gain (loss) on options transactions	23,541,332
Net realized gain (loss) on financial futures	15,164,915
Net realized gain (loss) on swap transactions	(7,458,029)
Net realized gain (loss) on forward foreign currency exchange contracts	22,984,612
Net Realized Gain (Loss)	(62,330,100)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(28,912,877)
Net unrealized appreciation (depreciation) on options transactions	(1,190,670)
Net unrealized appreciation (depreciation) on financial futures	(4,545,321)
Net unrealized appreciation (depreciation) on swap transactions	(4,583,499)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	3,097,252
Net Unrealized Appreciation (Depreciation)	(36,135,115)
Net Realized and Unrealized Gain (Loss) on Investments	(98,465,215)
Net (Decrease) in Net Assets Resulting from Operations	(65,608,420)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	32,856,795	38,531,636
Net realized gain (loss) on investments	(62,330,100)	66,061,880
Net unrealized appreciation (depreciation) on investments	(36,135,115)	(68,242,419)
Net Increase (Decrease) in Net Assets Resulting from Operations	(65,608,420)	36,351,097
Dividends to Shareholders from ($):
Investment income—net:
Class A	(11,830,026)	(6,472,384)
Class C	(3,136,193)	(901,100)
Class I	(51,922,794)	(17,440,206)
Class Y	(1,396,734)	(268,120)
Total Dividends	(68,285,747)	(25,081,810)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	72,976,571	103,430,720
Class C	3,930,975	6,846,201
Class I	387,179,454	885,799,995
Class Y	17,212,084	37,270,359
Dividends reinvested:
Class A	10,985,354	6,099,748
Class C	2,263,855	661,956
Class I	28,717,742	11,765,168
Class Y	1,156,096	248,147
Cost of shares redeemed:
Class A	(163,597,731)	(350,268,879)
Class C	(33,779,138)	(56,738,530)
Class I	(729,044,279)	(544,877,550)
Class Y	(14,361,745)	(6,991,608)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(416,360,762)	93,245,727
Total Increase (Decrease) in Net Assets	(550,254,929)	104,515,014
Net Assets ($):
Beginning of Period	1,684,812,136	1,580,297,122
End of Period	1,134,557,207	1,684,812,136
Undistributed investment income—net	37,949,175	44,473,188

	Year Ended October 31,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	4,545,871	6,216,086
Shares issued for dividends reinvested	678,739	367,916
Shares redeemed	(10,302,134)	(20,939,026)
Net Increase (Decrease) in Shares Outstanding	(5,077,524)	(14,355,024)
Class C
Shares sold	248,932	419,553
Shares issued for dividends reinvested	142,604	40,845
Shares redeemed	(2,154,584)	(3,493,198)
Net Increase (Decrease) in Shares Outstanding	(1,763,048)	(3,032,800)
Class I
Shares sold	24,012,368	52,212,688
Shares issued for dividends reinvested	1,765,708	702,962
Shares redeemed	(45,870,000)	(32,530,513)
Net Increase (Decrease) in Shares Outstanding	(20,091,924)	20,385,137
Class Y
Shares sold	1,066,600	2,195,057
Shares issued for dividends reinvested	71,176	14,577
Shares redeemed	(911,484)	(414,161)
Net Increase (Decrease) in Shares Outstanding	226,292	1,795,473

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information(except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.75	16.53	17.48	16.85	17.62
Investment Operations:
Investment income—net[a]	.31	.39	.39	.34	.40
Net realized and unrealized gain (loss) on investments	(1.03)	.06	(.75)	.65	(.17)
Total from Investment Operations	(.72)	.45	(.36)	.99	.23
Distributions:
Dividends from Investment income—net	(.65)	(.23)	(.37)	(.19)	(.43)
Dividends from net realized gain on investments	-	-	(.22)	(.17)	(.57)
Total Distributions	(.65)	(.23)	(.59)	(.36)	(1.00)
Net asset value, end of period	15.38	16.75	16.53	17.48	16.85
Total Return (%)[b]	(4.45)	2.77	(2.14)	6.04	1.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.08	1.07	1.02	1.01
Ratio of net expenses to average net assets	1.12	1.08	1.07	1.02	1.01
Ratio of net investment income to average net assets	1.93	2.31	2.28	2.02	2.38
Portfolio Turnover Rate	216.56	209.53	169.41	192.50	213.45
Net Assets, end of period ($ x 1,000)	215,337	319,588	552,695	683,387	612,236

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.39	16.17	17.11	16.54	17.32
Investment Operations:
Investment income—net[a]	.20	.27	.26	.21	.27
Net realized and unrealized gain (loss) on investments	(1.01)	.07	(.72)	.64	(.16)
Total from Investment Operations	(.81)	.34	(.46)	.85	.11
Distributions:
Dividends from investment income—net	(.53)	(.12)	(.26)	(.11)	(.32)
Dividends from net realized gain on investments	-	-	(.22)	(.17)	(.57)
Total Distributions	(.53)	(.12)	(.48)	(.28)	(.89)
Net asset value, end of period	15.05	16.39	16.17	17.11	16.54
Total Return (%)[b]	(5.09)	2.09	(2.78)	5.23	.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.77	1.76	1.75	1.76	1.75
Ratio of net expenses to average net assets	1.77	1.76	1.75	1.76	1.75
Ratio of net investment income to average net assets	1.29	1.63	1.60	1.31	1.63
Portfolio Turnover Rate	216.56	209.53	169.41	192.50	213.45
Net Assets, end of period ($ x 1,000)	69,609	104,681	152,333	198,824	157,340

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.86	16.65	17.58	16.94	17.70
Investment Operations:
Investment income—net[a]	.38	.44	.44	.39	.44
Net realized and unrealized gain (loss) on investments	(1.04)	.07	(.74)	.64	(.16)
Total from Investment Operations	(.66)	.51	(.30)	1.03	.28
Distributions:
Dividends from Investment income—net	(.72)	(.30)	(.41)	(.22)	(.47)
Dividends from net realized gain on investments	-	-	(.22)	(.17)	(.57)
Total Distributions	(.72)	(.30)	(.63)	(.39)	(1.04)
Net asset value, end of period	15.48	16.86	16.65	17.58	16.94
Total Return (%)	(4.07)	3.08	(1.78)	6.27	1.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.75	.74	.80	.75
Ratio of net expenses to average net assets	.74	.75	.74	.80	.75
Ratio of net investment income to average net assets	2.32	2.65	2.60	2.29	2.64
Portfolio Turnover Rate	216.56	209.53	169.41	192.50	213.45
Net Assets, end of period ($ x 1,000)	818,322	1,230,266	875,269	934,809	468,316

a Based on average shares outstanding.

See notes to financial statements.

Year Ended October 31,
Class Y Shares	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	16.86	16.65	16.33
Investment Operations:
Investment income—net[b]	.39	.47	.14
Net realized and unrealized gain (loss) on investments	(1.03)	.05	.26
Total from Investment Operations	(.64)	.52	.40
Distributions:
Dividends from Investment income—net	(.74)	(.31)	(.08)
Net asset value, end of period	15.48	16.86	16.65
Total Return (%)	(3.98)	3.13	2.43	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.68	.74	[d]
Ratio of net expenses to average net assets	.67	.68	.74	[d]
Ratio of net investment income to average net assets	2.39	2.71	2.63	[d]
Portfolio Turnover Rate	216.56	209.53	169.41
Net Assets, end of period ($ x 1,000)	31,290	30,278	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financil sttements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Bond Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	13,891,493	-	13,891,493
Commercial Mortgage-Backed	-	108,490,882	-	108,490,882
Corporate Bonds†	-	278,866,304	-	278,866,304
Foreign Government	-	668,497,915	-	668,497,915
Mutual Funds	58,238,548	-	-	58,238,548
Residential Mortgage-Backed	-	11,211,924	-	11,211,924
U.S. Treasury	-	24,405,025	-	24,405,025
Other Financial Instruments:
Financial Futures††	183,039	-	-	183,039

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts††	-	5,804,743	-	5,804,743
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(504,087)	-	-	(504,087)
Forward Foreign Currency Exchange Contracts††	-	(6,494,349)	-	(6,494,349)
Swaps††	-	(10,154,292)	-	(10,154,292)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2015, The Bank of New York Mellon earned $10,729 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/30/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	23,017,186	1,302,805,572	1,302,454,427	23,368,331	2.1
Dreyfus Institutional Cash Advantage Fund	24,485,250	167,494,537	157,109,570	34,870,217	3.1
Total	47,502,436	1,470,300,109	1,459,563,997	58,238,548	5.2

(e) Risk:The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular

NOTES TO FINANCIAL STATEMENTS (continued)

issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S..

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 30, 2015, the Board declared a cash dividend of $.086, $.064, $.104 and $.107 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 2, 2015 (ex-dividend date), to shareholders of record as of the close of business on October 30, 2015.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $35,032,670, accumulated capital losses $96,287,953 and unrealized depreciation $59,647,604.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. The fund has $52,400,778 of short-term capital losses and $43,887,175 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $68,285,747 and $25,081,810, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, foreign currency transactions, swap periodic payments and consent fees, the fund increased accumulated undistributed investment income-net by $28,904,939 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the

NOTES TO FINANCIAL STATEMENTS (continued)

annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended October 31, 2015, the Distributor retained $2,593 from commissions earned on sales of the fund's Class A shares and $1,491 from CDSCs on redemptions of the fund's Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2015, Class C shares were charged $643,414 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $697,793 and $214,471, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $354,509 for transfer agency services and $29,318 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,488.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2015, the fund was charged $336,809 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $11,159 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $587,812, Distribution Plan fees $45,010, Shareholder Services Plan fees $62,145, custodian fees $157,809, Chief Compliance Officer fees $882 and transfer agency fees $34,828.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended October 31, 2015, amounted to $3,112,438,005 and $3,530,171,312, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2015 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies, or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2015, there were no written options outstanding.

The following summarizes the fund’s call/put options written during the period ended October 31, 2015:

	Face Amount		Options Terminated
	Covered By	Premiums		Net Realized
Option Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
October 31, 2014	-	-
Contracts written	869,800,000	6,115,232
Contracts terminated:
Contracts closed	57,800,000	586,475	1,872,150	(1,285,675)
Contracts expired	812,000,000	5,528,757	-	5,528,757
Total contracts terminated	869,800,000	6,115,232	1,872,150	4,243,082
Contracts outstanding October 31, 2015	-	-

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of

NOTES TO FINANCIAL STATEMENTS (continued)

forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
British Pound,
Expiring
11/3/2015	7,165,901	11,049,820	11,046,897	(2,923)
Euro,
Expiring
11/25/2015	445,000	489,411	489,502	91
Citigroup
Indian Rupee,
Expiring
11/24/2015	3,030,000,000	45,680,084	46,158,584	478,500
South African Rand,
Expiring
11/25/2015	66,560,000	4,749,469	4,788,103	38,634
South Korean Won,
Expiring
11/25/2015	41,190,515,000	36,343,203	36,098,823	(244,380)
Goldman Sachs International
Brazilian Real,
Expiring
12/2/2015	99,510,000	24,973,387	25,514,370	540,983
British Pound,
Expiring
11/25/2015	2,230,000	3,411,386	3,437,241	25,855

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts		Cost/ Proceeds ($)		Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Goldman Sachs International (continued)
Japanese Yen,
Expiring
11/25/2015	20,396,885,000	169,947,182	169,068,721	(878,461)
HSBC
Mexican New Peso,
Expiring
11/25/2015	542,105,000	31,709,835	32,754,771	1,044,936
New Zealand Dollar,
Expiring
11/25/2015	6,385,000	4,319,580	4,315,256	(4,324)
JP Morgan Chase Bank
British Pound,
Expiring
11/25/2015	20,200,000	31,022,352	31,135,550	113,198
Canadian Dollar,
Expiring
11/25/2015	29,085,000	22,113,330	22,239,321	125,991
Taiwan Dollar,
Expiring
11/25/2015	380,585,000	11,947,288	11,723,953	(223,335)
Standard Chartered Bank
Brazilian Real,
Expiring
12/2/2015	85,395,000	20,159,348	21,895,283	1,735,935
UBS
Norwegian Krone,
Expiring
11/25/2015	222,485,000	26,623,389	26,173,291	(450,098)
Swedish Krona,
Expiring
11/25/2015	77,500,000	9,104,366	9,076,241	(28,125)
Sales:
Bank of America
Australian Dollar,
Expiring
11/25/2015	130,535,000	94,251,100	92,960,453	1,290,647
British Pound,
Expiring
11/25/2015	7,170,000	11,054,599	11,051,579	3,020

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts		Cost/ Proceeds ($)		Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Bank of America (continued)
Euro,
Expiring
11/2/2015	36,275	39,812	39,890	(78)
11/3/2015	1,795,880	1,974,570	1,974,840	(270)
South Korean Won,
Expiring
11/25/2015	41,190,515,000	34,619,697	36,098,823	(1,479,126)
Swiss Franc,
Expiring
11/25/2015	7,735,000	7,901,322	7,831,535	69,787
Citigroup
Brazilian Real,
Expiring
12/2/2015	184,905,000	44,780,945	47,409,654	(2,628,709)
Euro,
Expiring
11/25/2015	13,222,000	14,590,045	14,544,263	45,782
Taiwan Dollar,
Expiring
11/25/2015	380,585,000	11,389,986	11,723,953	(333,967)
Deutsche Bank
Euro,
Expiring
11/25/2015	19,895,000	21,967,662	21,884,596	83,066
Goldman Sachs International
Euro,
Expiring
11/25/2015	33,827,000	37,185,988	37,209,862	(23,874)
New Zealand Dollar,
Expiring
11/25/2015	33,815,000	22,662,205	22,853,623	(191,418)
Singapore Dollar,
Expiring
11/25/2015	20,240,000	14,537,358	14,434,930	102,428
JP Morgan Chase Bank
Euro,
Expiring
11/25/2015	14,764,000	16,297,795	16,240,471	57,324
Mexican New Peso,
Expiring
11/25/2015	229,300,000	13,849,378	13,854,639	(5,261)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts		Cost/ Proceeds ($)		Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
UBS
Euro,
Expiring
11/25/2015	11,632,000	12,843,822	12,795,256	48,566
Gross Unrealized Appreciation					5,804,743
Gross Unrealized Depreciation					(6,494,349)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default.The following summarizes open interest rate swaps entered into by the fund at October 31, 2015:

OTC Interest Rate Swaps

Notional Amount ($)	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
35,400,000	USD - 6 MONTH LIBOR	JP Morgan Chase Bank	2.32	6/4/2023	(1,494,742)

Gross Unrealized Depreciation					(1,494,742)

Centrally Cleared Interest Rate Swaps

Notional ($)†	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
137,700,000	USD - 6 MONTH LIBOR	Deutsche Bank	2.48	1/10/2021	(7,571,074)

Centrally Cleared Interest Rate Swaps

Notional ($)†	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
174,170,000	USD - 6 MONTH LIBOR	Goldman Sachs International	0.66	7/21/2016	(549,215)

† Clearing House-Chicago Mercantile Exchange

Gross Unrealized Depreciation	(8,120,289)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from

NOTES TO FINANCIAL STATEMENTS (continued)

the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at October 31, 2015:

OTC Credit Default Swaps

Reference Obligation ($)	Notional Amount($)[1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread (%)[2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized (Depreciation) ($)
Sales Contracts:[3]
Credit Suisse International
Markit CMBX.NA. BBB Series 7
1/17/2047†	14,210,000	3.00	3.9418	(481,079)	(330,264)	(150,815)
Goldman Sachs International
Markit CMBX.NA. BBB Series 7
1/17/2047†	36,600,000	3.00	3.9418	(1,239,092)	(850,646)	(388,446)
Gross Unrealized Depreciation						(539,261)

†  Expiration Date

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

3 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2015 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Interest rate risk [1]	183,039	Interest rate risk [1,2]	(10,119,118)
Foreign exchange risk [3]	5,804,743	Foreign exchange risk [3]	(6,494,349)
Credit risk	-	Credit risk[2]	(539,261)
Gross fair value of derivatives contracts	5,987,782		(17,152,728)
Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2] Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements are reported in the Statement of Assets and Liabilities.

[3] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2015 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures[4]	Options Transactions[5]	Forward Contracts [6]	Swap Transactions[7]	Total
Interest rate	15,164,915	-	-	(7,667,684)	7,497,231
Foreign exchange	-	23,541,332	22,984,612	-	46,525,944
Credit		-	-	209,655	209,655
Total	15,164,915	23,541,332	22,984,612	(7,458,029)	54,232,830

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures [8]	Options Transactions[9]	Forward Contracts [10]	Swap Transactions[11]	Total
Interest rate	(4,545,321)	-	-	(3,769,615)	(8,314,936)
Foreign exchange	-	(1,190,670)	3,097,252	-	1,906,582
Credit	-	-	-	(813,884)	(813,884)
Total	(4,545,321)	(1,190,670)	3,097,252	(4,583,499)	(7,222,238)

Statement of Operations location:

[4]Net realized gain (loss) on financial futures.
[5] Net realized gain (loss) on options transactions.
[6] Net realized gain (loss) on forward foreign currency exchange contracts.
[7] Net realized gain (loss) on swap transactions.
[8] Net unrealized appreciation (depreciation) on financial futures.
[9] Net unrealized appreciation (depreciation) on options transactions.
[10] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[11] Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	183,039	(504,087)
Forward contracts	5,804,743	(6,494,349)
Swaps	-	(10,154,292)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	5,987,782	(17,152,728)
Derivatives not subject to
Master Agreements	(183,039)	8,775,191
Total gross amount of assets
and liabilities subject to
Master Agreements	5,804,743	(8,377,537)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2015:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	1,363,545		(1,363,545)	-		-
Citigroup	562,916		(562,916)	-		-
Deutsche Bank	83,066		-	-		83,066
Goldman Sachs International	669,266		(669,266)	-		-
HSBC	1,044,936		(4,324)	-		1,040,612
JP Morgan Chase Bank	296,513		(296,513)	-		-
Standard Chartered Bank	1,735,935		-	-		1,735,935
UBS	48,566		(48,566)	-		-
Total	5,804,743		(2,945,130)	-		2,859,613

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(1,482,397)		1,363,545	-		(118,852)
Citigroup	(3,207,056)		562,916	2,644,140		-
Goldman Sachs International	(1,482,199)		669,266	812,933		-
HSBC	(4,324)		4,324	-		-
JP Morgan Chase Bank	(1,723,338)		296,513	1,426,825		-
UBS	(478,223)		48,566	-		(429,657)
Total	(8,377,537)		2,945,130	4,883,898		(548,509)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

NOTES TO FINANCIAL STATEMENTS (continued)

Average Market Value ($)
Interest rate financial futures	651,578,287
Foreign currency options contracts	9,763,866
Forward contracts	1,734,529,507

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2015:

Average Notional Value ($)
Interest rate swap agreements	620,638,944
Credit default swap agreements	19,965,154

At October 31, 2015, the cost of investments for federal income tax purposes was $1,212,962,644; accordingly, accumulated net unrealized depreciation on investments was $49,360,553, consisting of $5,418,739 gross unrealized appreciation and $54,779,292 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus International Bond Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statements of investments and financial futures, as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Bond Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
Decemeber 30, 2015

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 38.76% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1988)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1992)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NOTES

NOTES

NOTES

For More Information

Dreyfus International Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6091AR1015

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,620 in 2014 and $74,400 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,330 in 2014 and $9,580 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,820 in 2014 and $4,920 in 2015. These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $15,598,229 in 2014 and $14,933,643 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

       (a)                 Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:  December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:  December 22, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:  December 22, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)